ATLANTIC WHITEHALL FUNDS TRUST
Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund
Supplement dated May 5, 2009 to the
Prospectuses and Statement of Additional Information dated April 1, 2009
This Supplement updates the information in, and should be read in conjunction with, the Institutional Share Class Prospectus, Distributor Share Class Prospectus, and the Statement of Additional Information, each dated April 1, 2009.
The purpose of this Supplement is to provide you with information regarding the proposed (i) liquidation of the Atlantic Whitehall International Fund (“International Fund”) and Atlantic Whitehall Multi-Cap Global Value Fund (“Multi-Cap Global Value Fund”) and (ii) reorganization of the Atlantic Whitehall Growth Fund (“Growth Fund”), Atlantic Whitehall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) and Atlantic Whitehall Equity Income Fund (“Equity Income Fund”) into corresponding mutual funds sponsored and advised by Invesco Aim Advisors, Inc.
Information Regarding Proposed Liquidation of International Fund and Multi-Cap Global Value Fund
At a meeting held on April 29, 2009, the Board of Trustees (“Board”) of Atlantic Whitehall Funds Trust (the “Trust”) unanimously approved a proposal to liquidate the International Fund and Multi-Cap Global Value Fund, and adopted a Plan of Liquidation on behalf of each Fund (each, a “Plan”). After careful consideration of a number of factors, the Board concluded that it is in the best interests of each Fund’s shareholders to liquidate these Funds.
Each Fund’s Plan is subject to the approval of the Fund’s shareholders and will become effective upon the affirmative vote of its shareholders (“Effective Date”). As promptly as possible following the Effective Date, and in any event by the liquidation date (which will be set by the Trust’s officers), each Fund will cease its investment operations, and liquidate and distribute to each shareholder of record a liquidating distribution (in cash or cash equivalents) that is equal to that shareholder’s proportionate interest in the Fund’s net assets.
A special meeting (the “Meeting”) of the shareholders of each Fund is expected to be held in June, 2009 for the purpose of approving each Plan. The Trust anticipates that it will send proxy materials containing detailed information regarding each proposed liquidation to all shareholders of record as of May 5, 2009 on or before June 2, 2009.
Shareholders of each Fund may redeem their shares at any time prior to the liquidation date.
Information Regarding Proposed Reorganization of Growth Fund, Mid-Cap Growth Fund, and Equity Income Fund
At a meeting held on April 29, 2009, the Board unanimously approved a proposal to reorganize the Growth Fund, Mid-Cap Growth Fund and Equity Income Fund (each, a “Target Fund”) into corresponding mutual funds (each, an “Acquiring Fund”) sponsored and advised by Invesco Aim Advisors, Inc., an affiliate of Atlantic Trust Private Wealth Management, the investment adviser for each Target Fund, as set forth below (each, a “Reorganization”):

Target Fund	Acquiring Fund
Growth Fund	AIM Equity Funds – AIM Large Cap Growth Fund
Mid-Cap Growth Fund	AIM Growth Series – AIM Mid Cap Core Equity Fund
Equity Income Fund	AIM Equity Funds – AIM Disciplined Equity Fund
After careful consideration of a number of factors, the Board concluded that each Reorganization is in the best interests of each Target Fund’s shareholders. The Board also unanimously approved an Agreement and Plan of Reorganization (each, an “Agreement”) on behalf of each Target Fund. Each Target Fund’s Agreement is subject to approval by the Target Fund’s shareholders and by the board of trustees of the corresponding Acquiring Fund.
Under the terms of each Agreement, each Target Fund will transfer the assets and the known liabilities of each of its share classes, as applicable, to a corresponding share class of the Acquiring Fund. In exchange for the transfer of these assets and liabilities, each Acquiring Fund will simultaneously issue shares of a corresponding share class to the Target Fund in an amount equal in value to the net asset value of the shares of the Target Fund that were held by its shareholders as of the close of business on the business day preceding the transfers. Each Target Fund will then make a liquidating distribution to its shareholders of the corresponding Acquiring Fund shares received, and shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund. Each Target Fund will then be liquidated and terminated. Each Target Fund and its corresponding Acquiring Fund have a similar investment objective and strategies. Each Reorganization is currently expected to occur in September, 2009.
A special meeting (the “Meeting”) of the shareholders of each Target Fund is expected to be held in September, 2009, for the purpose of approving each Target Fund’s Agreement. The Trust will send proxy materials containing detailed information regarding each proposed Reorganization to all shareholders eligible to vote on the proposed Reorganizations in advance of the Meeting.